CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference into the Prospectus/Proxy Statement (the "Prospectus/Proxy") and Statement of Additional Information constituting parts of this Registration Statement on Form N-14 (the "Registration Statement") of Evergreen Money Market Trust of our report dated March 13, 1998, relating to the financial statements and financial highlights of Evergreen Money Market Fund and Evergreen Municipal Money Market Fund (collectively, the "Funds") appearing in the Funds' January 31, 1998 Annual Report to Shareholders, which is also incorporated by reference into the Registration Statement.

We also consent to the reference to us under the heading "Financial Statements and Experts" in such Prospectus/Proxy.





/s/ PRICE WATERHOUSE LLP
--------------------------------

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
April 28, 1998

                                          CONSENT OF INDEPENDENT AUDITORS


The Trustees and Shareholders of
Evergreen Money Market Trust

We consent to the use of our report dated March 2, 1998 for Evergreen Treasury Money Market Fund incorporated by reference herein and to the reference to our firm under the caption "FINANCIAL STATEMENTS AND EXPERTS" in the Prospectus/Proxy
Statement.

                                                     /s/ KPMG Peat Marwick LLP
                                                     ------------------------
                                                     KPMG Peat Marwick LLP

Boston, Massachusetts
April 28, 1998

                   Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Financial Statements and Experts" in the Prospectus/Proxy Statement and to the incorporation by reference to the Registration Statement on Form N-14AE and related Prospectus/Proxy Statement of Evergreen Money Market Trust (Evergreen Money Market Fund, Evergreen Municipal Money Market Fund, and Evergreen Treasury Money Market Fund Fund), of this reference and of our report dated August 12, 1997 on the CoreFunds, Inc. Cash Reserve, the CoreFunds, Inc. Tax-Free Reserve and the CoreFunds, Inc. Treasury Reserve.


                                                           /s/ ERNST & YOUNG LLP
                                                           ---------------------
                                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
April 27, 1998